SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

J. C. Penney Company, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Stockholder Meeting

To Be Held on May 19, 2017.

Meeting Information
J. C. PENNEY COMPANY, INC.	Meeting Type:	Annual
	For holders as of:	March 20, 2017
	Date: May 19, 2017	Time: 10:00 A.M., CDT
Location: JCPenney Home Office
6501 Legacy Drive
J. C. PENNEY COMPANY, INC. 6501 LEGACY DRIVE PLANO, TX 75024	Plano, TX 75024-3698
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

  NOTICE AND PROXY STATEMENT          ANNUAL REPORT ON FORM 10-K

  How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

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How To Vote

Please Choose One of the Following Voting Methods

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

Directors recommend a vote FOR Proposal 1.

1.	Election of Directors: Board’s nominees for Directors for the term set forth in the Proxy Statement are:
	Nominees:		Directors recommend a vote FOR Proposals 2, 3, 4 and 5.

	1a.	Paul J. Brown	2.	To ratify the appointment of KPMG LLP as independent auditor for the fiscal year ending February 3, 2018.

	1b.	Marvin R. Ellison	3.	To approve the adoption of an amendment and extension of the Amended and Restated Rights Agreement in order to protect the tax benefits of the Company’s net operating loss carryforwards.

	1c.	Amanda Ginsberg	4.	To approve the adoption of the J. C. Penney Corporation, Inc. Amended and Restated Management Incentive Compensation Program.

	1d.	B. Craig Owens	5.	Advisory vote on executive compensation.

	1e.	Lisa A. Payne
Directors recommend a vote of 1 YEAR for Proposal 6.
	1f.	Debora A. Plunkett
			6.	Advisory vote on frequency of holding advisory vote on executive compensation.
	1g.	J. Paul Raines

	1h.	Leonard H. Roberts

	1i.	Javier G. Teruel

	1j.	R. Gerald Turner

	1k.	Ronald W. Tysoe